Exhibit 4.1



               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

NUMBER                                                                    SHARES
000                                                                      000,000



                            BURGERS BY FARFOUR, INC.
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                   AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                               PAR VALUE: $0.0001

This Certifies that________________________________________________________

is the owner of       ** 00000000000 Shares of Common Stock**
                                       of
   ------------------------- BURGERS BY FARFOUR, Inc..----------------------


     (Hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers this 10TH day of August, 2001.

Transfer Agent: Burgers By Farfour, Inc.
Attn: Mintmire & Associates
265 Sunrise Avenue, Suite 204
Palm Beach, FL 33480
(561) 832-5696                           _______________________________________
                                         Lauren Farfour, President and Secretary

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank) , or a trust company.

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - ____Custodian____ TEN ENT - as tenants by the entireties

(Cust) (Minor) JT TEN - as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act _____________ tenants in common (State) Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ______________

------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)
==============================================================================

_________________________________________________________________  Shares of the
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________    Attorney    to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


 Dated,__________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.